Exhibit 99.1
Investor Presentation June 2010 Ticker: HUVL www.hudsonvalleybank.com Value Execution Focus Vision

Safe Harbor Statement "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as the Company or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are not historical facts and are subject to certain risks and uncertainties that could cause actual results, levels of activity, performance or achievements to differ materially from those in forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to: (a) our nonperforming loans may increase more than expected; (b) we may fail to meet our regulatory capital requirements; (c) our allowance for loan losses may increase more than expected. (d) we may experience an increase in loan losses, particularly in our commercial real estate portfolio, (e) we may experience additional other-than- temporary impairment charges on our investment portfolio, including our portfolio of trust preferred securities, (f) regulatory agencies may restrict our ability to pay future cash dividends, or we may voluntarily reduce or eliminate our cash dividend, (g) the United States economy in general and the New York metropolitan economy in particular may experience a prolonged or worsened downturn, (h) local market conditions, in particular with regard to the local real estate market, could decline, (i) we may be required to pay higher FDIC premiums, (j) the opening of new branches could reduce our profitability, (k) interest rates could change unexpectedly, which could decrease our income, (l) we may be unable to raise additional capital in the future, and (m) we may incur liabilities under federal and state environmental laws with respect to foreclosed properties. For a more detailed discussion of these factors, see the Risk Factors discussion in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

"Upstairs Bank" focused primarily on middle market commercial customers and their principals - "Not a traditional retail community bank" Concentrated focus on specific targeted niche businesses, entrepreneurs and professional service firms throughout the New York Metropolitan area Strong commitment to relationship, not transactional-based banking Primary goal of deposit generation with focus on efficiency, underwriting and low-cost core deposits Providing prudent, well collateralized loans in the Bank's home markets "Lending where we live" Stable and deep management team with extensive in-market experience that are highly accessible to customers Significant ownership interest in Company by Senior Management which strongly aligns their interests with stockholders Strong capital base with capital ratios in excess of the highest regulatory standards of "well- capitalized" Business Philosophy 1

Highly experienced management team with an average tenure of 19 years working at the Company Experienced Management Team 2 Name Position HUVL Tenure William E. Griffin Chairman 38 Years James J. Landy President & Chief Executive Officer 33 Years Stephen R. Brown Senior Executive Vice President, Chief Financial Officer & Treasurer 17 Years Michael P. Maloney Executive Vice President, Chief Banking Officer 17 Years Frank J. Skuthan Executive Vice President, Chief Operating Officer 10 Years Vincent T. Palaia Executive Vice President, Chief Lending Officer 21 Years Peter J. Tomasi Executive Vice President, Chief Credit Officer 2 Years Mary Minieri Executive Vice President, Administration 20 Years Michael J. Gilfeather Executive Vice President, Branch Administration 5 Years

Summary Financial Highlights March 31, 2010 (1) 2009 per share amounts have been restated to reflect the effects of the 10% stock dividend issued in December, 2009 August 2009 U.S. Banker "Best of the Bunch" Top 100 Mid-Tier Banks and Thrifts ranked by 3-Year Average ROE 3 2010 2009 Earnings: Net Interest Income $28,186 $28,385 Non Interest Income $2,793 $2,650 Non Interest Expense $18,454 $18,449 Net Income $4,855 $6,592 Net Interest Margin 4.40% 4.76% Net Interest Margin (FTE) 4.55% 4.95% Diluted Earnings Per Share $0.30 $0.55 Dividends Per Share $0.23 $0.43 Return on Average Equity 6.52% 13.07% Return on Average Assets 0.71% 1.04% Average Balances: Average Assets $2,746,700 $2,543,970 Average Net Loans $1,758,302 $1,696,565 Average Deposits $2,232,303 $1,922,241 Average Stockholders' Equity $297,941 $201,730 Three Months Ended March 31 Dollars in thousands, except per share amount

Company Footprint Largest bank headquartered in Westchester County Business segments Hudson Valley Bank: $2.8 billion commercial bank with 36 branches throughout Westchester County, NY, New York City, Fairfield and New Haven Counties, CT A.R. Schmeidler: Wealth management firm with $1.2 billion in assets under management Source: SNL Financial; deposit data as of 6/30/09; branch count as of 3/31/2010 (1) Branch opened July, 2009. Data from Company records 4 Branch Network - County Level US$000s Branches Deposits New York State Westchester 18 New York (Manhattan) 5 Bronx 4 Rockland 1 Queens 1 Kings (Brooklyn) 1 Connecticut Fairfield 5 $26,603 New Haven 1 88 (1) $1,547,400 346,035 184,531 8,102 22,185 6,077

A Core Deposit Driven Franchise Deposit Composition - March 31, 2010 (1) Core deposits defined as total deposits less time deposits > $100,000 5 March 31, 2010 US$MM Deposit Composition Demand Deposits $707 Checking with Interest 326 Savings Accounts 115 Money Market Accounts 928 Time Deposits > $100,000 148 Time Deposits < $100,000 61 Total $2,285 HUVL Deposit Metrics March 31, 2010 Core Deposits (1) /Total Deposits 93.5% Cost of Total Deposits 0.60% Deposits/Total Funding 92.1% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Growth in Deposits Drives Profitability (1) Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits (2) Includes approximately $127 million of deposits as part of New York National Bank acquisition (2) 6 $755 $880 $888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,285 1999 - 1Q '10 CAGR - 11.4% (1) 70% Core Deposits 94% Core (1) Deposits 1999 - 1Q'10 CAGR of +14.6% (2)

Strong and Consistent NIM (1) Fully tax equivalent basis (1) 7 (1) (1)

Diversified Loan Mix Loan Composition - March 31, 2010 Typical loan characteristics include: Low loan to value ratio Personal guarantees Multiproduct relationship (usually deposit related) De minimis shared national credit exposure (1) Total is gross of unearned income 8 March 31, 2010 Loan Balances US$MM Real Estate C&D - Residential 147 C&D - Non-Residential 100 Owner Occupied CRE 303 Non-Owner Occupied CRE 489 Multifamily Loans 85 1-4 Family Mortgage 225 Home Equity 135 Commercial & Industrial 266 Consumer 28 Lease Financing 20 Other 2 Total (1) $1,800 82%

Asset Quality and Reserves (1) Reflects annualized net charge-offs 9 Non Accrual Loans/Total Assets Loan Loss Reserve/Gross Loans Loan Loss Reserve/Non Accrual Loans Net Chargeoffs/Average Net Loans (1)

Strong Capital and Liquidity Capital Ratios Core Funding (1) Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits (1) Very stable, long-term customer deposits drive funding Only funded debt is $124 million of FHLB borrowings 10 (1)

Strong non-interest expense control with consistent efficiency ratio Wealth management effort: $1.2 billion in assets under management ("AUM") Individually customized investment solutions for clients with a minimum of $1 million of investable assets Emphasis on building trust business has enhanced growth of AUM Fee Generating Business and Focus on Cost Fee Income & Efficiency Ratio Fee Income/Total Revenue Efficiency Ratio 11 2005 2006 2007 2008 2009 1Q 2010 Fee Income/Total Revenue 0.087 0.099 0.112 0.13 0.105 0.123 Efficiency Ratio 0.446 0.496 0.52 0.528 0.552 0.549

Historical Profitability Return on Average Assets Return on Average Equity Pre-Tax Pre-Provision Earnings per Share Earnings per Share 2008, 2009 and Q1 '10 earnings are adjusted for OTTI charges of $1.5 million, $5.5 million and $1.8 million, respectively. 2009 earnings are also adjusted for a $1.2 million FDIC special assessment. This alternate non-GAAP presentation is used for discussion purposes only. 12 (1) (1) (1) (1) (1) (1)

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